Smith Barney
Arizona Municipals Fund Inc.
388 Greenwich Street
New York, New York 10013
(800) 451-2010

Statement of Additional Information 	September 26, 1997
	As Amended May 18, 1998

	This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the current Prospectus of Smith Barney Arizona Municipals Fund Inc. (the "Fund''), dated September 26, 1997, as amended or supplemented from time to time, and should be read in conjunction with the Fund's Prospectus. The Fund's Prospectus may be obtained from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

TABLE OF CONTENTS

For ease of reference the same section headings are used in both the Prospectus and the SAI, except where shown below:
Management of the
Fund..............................................................
 .................		  1
Investment Objective and Management
Policies.............................................		  5
Municipal Bonds (See in the Prospectus "Investment Objective and
Management
Policies'')..........................................................
 ....................... 		11
Purchase of
Shares...............................................................
 .........................		13
Redemption of
Shares...............................................................
 .....................		14
Distributor (See in the Prospectus "Management of the
Fund").......................		15
Valuation of
Shares...............................................................
 ........................		16
Exchange
Privilege............................................................
 ............................		17
Performance Data (See in the Prospectus
"Performance'')..............................		17
Taxes (See in the Prospectus "Dividends, Distributions and
Taxes'')..............		21
Additional
Information.......................................................
 ...........................		24
Financial
Statements........................................................
 .............................		24
Appendix..........................................................
 ............................................		A1

MANAGEMENT OF THE FUND

The executive officers of the Fund are employees of certain of the organizations that provide services to the Fund. These organizations are as follows:
Name	Service
Smith Barney Inc.
  ("Smith
Barney'')...............
 ........................
 ................
	Distributor
Mutual Management Corp.
("MMC'').........................................................
 ......	Investment
Manager and
PNC Bank, National Association	Administrator

("PNC'').............................................................
 ........	Custodian
First Data Investor Services Group, Inc.
("First
Data'')..............................................................
 .	Transfer Agent

These organizations and the functions they perform for the Fund are discussed in the Prospectus and in this SAI.

Directors and Executive Officers of the Fund

The names of the Directors and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person'' of the Fund, as defined in the Investment
Company Act of 1940, as amended (the "1940 Act''), is indicated by an asterisk.

Herbert Barg, Director (Age 74). Private Investor. His address is
273 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

Alfred J. Bianchetti, Director (Age 75). Retired; formerly Senior
Consultant to Dean Witter Reynolds Inc. His address is 19 Circle End Drive, Ramsey, New Jersey 07446.

Martin Brody, Director (Age 76). Consultant, HMK Associates;
Retired Vice Chairman of the Board of Restaurant Associates Corp.; His address is c/o HMK Associates, 30 Columbia Turnpike, Florham
Park, New Jersey  07932.

Dwight B. Crane, Director (Age 60). Professor, Harvard Business
School. His address is c/o Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163.

Burt N. Dorsett, Director (Age 67). Managing Partner of Dorsett McCabe Management, Inc., an investment counseling firm; Director of Research Corporation Technologies, Inc., a non-profit patent-clearing and licensing firm. His address is 201 East 62nd Street, New York, New York 10021.

Elliot S. Jaffe, Director (Age 71). Chairman of the Board and
Chief Executive Officer of The Dress Barn, Inc. His address is 30
Dunnigan Drive, Suffern, New York 10901.

Stephen E. Kaufman, Director (Age 66). Attorney. His address is
277 Park Avenue, New York, New York 10172.

Joseph J. McCann, Director (Age 67). Financial Consultant; Retired Financial Executive of Ryan Homes Inc.. His address is 200 Oak Park Place, Pittsburgh, Pennsylvania 15243.

*Heath B. McLendon, Chairman of the Board and Investment Officer
(Age 64). Managing Director of Smith Barney and Chairman of Smith Barney Strategy Advisers Inc.; President of MMC and Travelers Investment Advisor, Inc. ("TIA"); prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc. ("SLB''), Vice Chairman of Shearson Asset Management Division; Mr. McLendon is Chairman of the Board and Investment Officer of 42 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Cornelius C. Rose, Jr., Director (Age 64). Chairman of the Board,
Cornelius C. Rose Associates, Inc., financial consultants, and
Chairman of Performance Learning Systems, an educational consultant. His address is P.O. Box 355, Fair Oaks, Enfield, New Hampshire 03748.

James J. Crisona, Director emeritus (Age 90). Attorney; formerly
Justice of the Supreme Court of the State of New York. His address is 118 East 60th Street, New York, New York 10022.

Lewis E. Daidone, Senior Vice President and Treasurer (Age 40).
Managing Director of Smith Barney; Director and Senior Vice President of MMC and TIA. Mr. Daidone serves as Senior Vice President and
Treasurer of 42 Smith Barney Mutual Funds.  His address is 388
Greenwich Street, New York, New York 10013.

Lawrence T. McDermott, Vice President and Investment Officer (Age
49). Investment Officer of MMC; prior to July 1993, Managing Director of SLB. Mr. McDermott also serves as Investment Officer of 6 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Christina T. Sydor, Secretary (Age 46). Managing Director of Smith Barney; General Counsel and Secretary of MMC and TIA. Ms. Sydor serves as Secretary of 41 Smith Barney Mutual Funds. Her address is 388 Greenwich Street, New York, New York 10013.

As of September 5, 1997, the Directors and officers of the Fund as a group owned less than 1% of the outstanding common stock of the Fund. As of September 5, 1997, to the knowledge of the Fund and the Board, the following shareholders or "group" (as that term is used in Section 13(d) of the Securities Act of 1934) beneficially owned more than 5% of the outstanding shares of the Fund:

CLASS C SHARES

American Western Trading Co.
6531 N. 3rd Ave. #15
Phoenix, AZ 85013-1258
owned 28,440.238 (35.85%) shares

Rachel Fritch Harris & Richard
Franklin Harris Co. TTEES
FBO Rachel Fritch Harris Trust
U/A/D 5/1/89
7046 N. 59th Place
Scottsdale, AZ 85253-3412
owned 11,355.861(14.29%) shares

Margaret Kane and Nicholas Wyatt
Ten by Ent
Tax Account
PO Box 274
Arivaca, AZ 85601-0274
owned 11,126.832(14.03%) shares

GT Kearney TTEE
FBO Glenn T. Kearney Trust
U/A/D 8/11/93
101 S. Yucca Street, #156
Chandler, AZ 85224-8177
owned 7,524.113(9.49%) shares

Peter Browne
Hilda Browne JTWROS
3031 N. Civic Center
Plaza Apt. 260
Scottsdale, AZ 85251-7910
owned 7,182.432 (9.06%) shares

Kathleen Reardon and
Robert Nichol JTWROS
2925 Ranchero Drive
Lake Havasu City, AZ 86406-6130
owned 6,683.365(8.43%) shares

Each Director also serves as a director, trustee and/or general partner of certain other mutual funds for which Smith Barney serves as distributor. No Director, officer or employee of Smith Barney or of any parent or subsidiary receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each Director who is not an officer, director or employee of Smith Barney or any of its affiliates a fee of $1,000 per annum plus $100 per in-person meeting and $100 per telephonic meeting. Each Director emeritus who is not an officer, director or employee of Smith Barney or any of its affiliates receives a fee of $500 per annum plus $50 per meeting attended. During the Fund's last fiscal year aggregate compensation paid by the Fund to Directors achieving emeritus status totaled $800. All Directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings.

For the fiscal year ended May 31, 1997, the Directors of the Fund were paid the following compensation:

			Total
		Pension or	Compensation	Number of
		Retirement	from Fund	Funds for
	Aggregate	Benefits Accrued	and Fund	Which
	director
	Compensation 	as part of 	Complex	Serves Within
Name of Person	  from Fund 	  Fund Expenses  	Paid to Directors	 Fund
Complex

Herbert Barg	$1,700	$0	$100,550	16
Alfred  Bianchetti	1,600	0	49,800	11
Martin Brody	1,500	0	119,600	19
Dwight Crane	1,600	0	137,725	22
Burt Dorsett+	1,600	0	46,900	11
Elliot Jaffe	1,600	0	49,600	11
Stephen Kaufman	1,700	0	86,050	13
Joseph McCann	1,700	0	50,700	11
Heath McLendon++	0	0	0	41
Cornelius Rose	1,700	0	50,800	11


+	Pursuant to the Fund's deferred compensation plan, Mr. Dorsett has elected to defer some or all of the compensation due to him from the Fund: $800.  As of January 1, 1997, Mr. Dorsett has elected not to defer his future compensation.
++   Designates an "interested" Director.

Investment Manager and Administrator-MMC

MMC serves as investment manager to the Fund. MMC is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings'') and Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers''). The advisory agreement is dated July 30, 1993 (the "Advisory Agreement'') and was most recently approved by the Board of Directors, including a majority of those Directors who are not "interested persons'' of the Fund or MMC ("Independent Directors"), on July 16, 1997. The services provided by MMC under the Advisory Agreement are described in the Prospectus under "Management of the Fund.'' MMC pays the salary of any officer or employee who is employed by both it and the Fund and bears all expenses in connection with the performance of its services.

	The Fund pays MMC a fee for investment advisory services at the annual rate of 0.30% of the value of its daily net assets. Prior to November 17, 1995, as compensation for investment advisory services, the Fund paid MMC a fee computed daily and paid monthly at the following annual rates of the Fund's average daily net assets: 0.35%
up to $500 million; and 0.32% in excess of $500 million.  For the
1995, 1996 and 1997 fiscal years, the Fund paid  $220,638, $218,249 and $184,078, respectively, in investment advisory fees. MMC and its predecessors voluntarily waived investment advisory fees for the fiscal years ended May 31, 1995 and 1996 in the amounts of  $73,668 and $64,184, respectively.

MMC also serves as administrator to the Fund pursuant to a written agreement dated April 20, 1994 (the "Administration Agreement''), which was most recently approved by the Fund's Board of Directors, including a majority of Independent Directors on July 16, 1997. The Boston Company Advisors, Inc. ("Boston Advisors") served as sub-administrator to the Fund from April 21, 1994 through June 16, 1995. Under the sub-administration agreement, Boston Advisors was paid a portion of the administration fee paid by the Fund to MMC at a rate agreed upon from time to time between MMC and Boston Advisors. The services provided by MMC under the Administration Agreement are described in the Prospectus under "Management of the Fund." MMC pays the salary of any officer and employee who is employed by both it and the Fund and bears all expenses in connection with the performance of its services.

As compensation for administrative services rendered to the Fund, MMC received a fee paid monthly at the following annual percentage of average daily net assets: 0.20% up to $500 million; and 0.18% thereafter. For the fiscal years ended May 31, 1995, 1996 and 1997, the Fund paid MMC $83,984, $88,133 and $122,719, respectively, in administration fees. MMC and its predecessors voluntarily waived administrative fees for the fiscal years ended May 31, 1995 and 1996 in the amounts of $42,095 and $46,226, respectively.

The Fund bears expenses incurred in its operations, including:
taxes, interest, brokerage fees and commissions, if any; fees of Directors who are not officers, directors, shareholders or employees of Smith Barney or MMC; SEC fees and state Blue Sky qualification fees; charges of custodian; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investors services (including allocated telephone and personnel expenses); costs of preparation and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Directors of the Fund.

MMC and the Fund have agreed that if in any fiscal year the aggregate expenses of the Fund (including fees payable pursuant to the Advisory Agreement and Administration Agreement, but excluding interest, taxes and brokerage fees paid pursuant to the Fund's services and distribution plan, and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, MMC will, to the extent required by state law, reduce its fees by the amount of such excess expenses. Such fee reductions, if any, will be reconciled on a monthly basis. No fee reduction was required for the 1995, 1996 and 1997 fiscal years.

COUNSEL AND AUDITORS

Willkie Farr & Gallagher serves as legal counsel to the Fund. The Independent Directors have selected Stroock & Stroock & Lavan LLP as their legal counsel.

KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as the Fund's independent auditor to examine and report on the Fund's financial statements and highlights for the fiscal year ending May 31, 1998.


INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The Prospectus discusses the Fund's investment objective and the policies it employs to achieve that objective. The following discussion supplements the description of the Fund's investment policies in the Prospectus.

	Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal securities rated no lower that Baa, MIG 3 or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or BBB, SP-2 or A-1 by Standard & Poor's Ratings Group ("S&P"), or the equivalent of another nationally recognized statistical ratings organization ("NRSRO") or unrated obligations of comparable quality. The balance of the Fund's assets may be invested in securities rated as los as C by Moody's, D by S&P or the equivalent from another NRSRO. A description of the ratings of Moody's and S&P is contained in the Appendix to this SAI.

	Use of Ratings as Investment Criteria. In general, the ratings of Moody's, S&P or another NRSRO represent the opinions of those agencies as to the quality of the securities and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also will rely upon the independent advice of MMC to evaluate potential investments.
Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the Fund invests in lower rated and comparable unrated securities, the Fund's achievement of its investment objective may be more dependent on MMC's credit analysis of such securities than would be the case for a portfolio consisting entirely of higher rated securities.

	Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the Fund. Neither event will require the sale of such securities by the Fund, but MMC will consider such event in its determination of whether the Fund should continue to hold such securities. In addition, to the extent the ratings change as a result of changes in such organizations or their rating systems or due to a corporate restructuring of Moody's, S&P or another NRSRO, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

	The Fund generally may invest up to 20% of its total assets in securities rated below Baa, MIG 3 or Prime-1 (P-1) by Moody's or BBB, SP-2 or A-1 by S&P, or in unrated securities of comparable quality or the equivalent from another NRSRO. Such securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

	Zero coupon securities involve special considerations. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity of a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon bonds. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portfolio of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

	Current Federal income tax laws may require the holder of a zero coupon security to accrue income with respect to that security prior to the receipt of cash payments. To maintain its qualification as a registered investment company and avoid liability for Federal income taxes, the Fund may be required to distribute income accrued with respect to zero coupon securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

	When-Issued Purchases and Firm Commitment Agreements. When the Fund purchases new issues of municipal securities on a when-issued basis, a segregated account equal to the amount of the commitment will be established by the Fund's custodian. The segregated assets may consist of cash, equity securities or debt securities of any grade having a value equal to or greater than the Fund's purchase commitments, provided such securities, having a value equal to or greater than the Fund's purchase commitments, provide such securities have been determined by MMC to be liquid and unencumbered and marked to market daily, pursuant to guidelines established by the Directors. If the value of securities in the account should decline, additional cash or securities will be placed in the account so that the market value of the account will equal the amount of such commitments by the Fund on a daily basis.

	Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon various factors, including changes in the level of market interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates (i.e., they will appreciate in value when market interest rates decline, and decrease in value when market interest rates rise). For this reason, placing securities rather than cash in a segregated account may have a leveraging effect on the Fund's net assets. That is, to the extent the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitment.

	Upon the settlement date of the when-issued securities, the Fund ordinarily will meet its obligation to purchase the securities from available cash flow or from use of the cash (or liquidation of securities) held in the segregated account or sale of other securities. Although it normally would not expect to do so, the Fund also may meet its obligation from the sale of the when-issued securities themselves (which may have a current market value greater or less than the Fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of net capital gains, which are not exempt from Federal income tax.

	When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss of opportunity to obtain a price considered to be advantageous.

	The Fund also may enter into firm commitment agreements for the purchase of securities at an agreed-upon price on a specified future date. During the time that the Fund is obligated to purchase such securities, it will maintain in a segregated account with the Fund's custodian in an aggregate value sufficient to make payment for the securities. The segregated assets may consist of cash, U.S.
government securities, equity securities or debt obligations of any grade so long as such assets are liquid , unencumbered and marked to market daily.

	Puts or Stand-by Commitments. As discussed in the Prospectus, the Fund may acquire puts or stand-by commitments which will enable the Fund to improve its portfolio liquidity by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The price the Fund pays for municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the Fund's ability to dispose of (or retain) the municipal security.

	In order to ensure that the interest on municipal securities subject to puts is tax-exempt for the Fund, the Fund will limit its use of puts in accordance with current interpretations or rulings of the Internal Revenue Service (the "IRS"). The IRS has issued a ruling (Rev. Rule. 82-144) in which it determined that a regulated investment company was the owner for tax purposes of municipal securities subject to puts (with the result that interest on those securities would not lose its tax-exempt status when paid to the company). The IRS position in Rev. Rule. 82-144 relates to a particular factual situation, including that (a) the municipal securities with puts were purchased at prices higher than the underlying municipal securities without puts, (b) a relatively small number of the municipal securities owned by the company were subject to puts, (c) the puts were nonassignable and terminated upon disposal of the underlying securities by the company, (d) the puts were for periods substantially less than the terms of the underlying securities, (e) the puts did not include call arrangements or restrict the disposal of the underlying securities by the company and gave the seller no rights in the underlying securities, and (f) the securities were acquired by the company for its own account and not as security for a loan from the seller.

	Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, it is expected that puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. Where the Fund has paid for a put, its cost will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore would reduce any potential gains on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by the Fund.

	Temporary Investments. When the Fund is maintaining a defensive position, the Fund may invest in short-term investments ("Temporary Investments") consisting of tax-exempt securities in the form of notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's, S&P or another NRSRO or, if not rated, having an issue of outstanding municipal bonds of Arizona issuers rated within the three highest grades by Moody's S&P or the equivalent from another NRSRO and certain taxable short-term instruments having quality characteristics comparable to those for tax-exempt investments. The Fund may invest in Temporary Investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the Fund's total assets be invested in Temporary Investments unless the Fund has adopted a defensive investment policy. The Fund intends, however, to purchase tax-exempt Temporary Investments pending the investing of the proceeds of the sale of portfolio securities or shares of the Fund's common stock, or in order to have highly liquid securities available to meet anticipated redemptions. For the fiscal year ended May 31, 1997, the Fund did not invest in taxable Temporary Investments.

	From time to time on a temporary basis, the Fund may invest in fixed-income obligations on which the interest is subject to Federal income tax. Except when the Fund is in a "defensive" investment position, it will not purchase a taxable security if, as a result, more than 20% of its total assets would be invested in taxable securities. This limitation is a fundamental policy of the Fund, that is, it may not be changed without a majority vote of the shareholders of the outstanding securities of the Fund. Temporary taxable investments of the Fund may consist of U.S. government securities, commercial paper rated A-1 by S&P or Prime-1 by Moody's, corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody's or the equivalent from another NRSRO, certificates of deposit or bankers' acceptances of domestic banks or thrift institutions with at least $1 billion in assets, or repurchase agreements with certain banks or dealers. Repurchase agreements may be entered into with respect to any securities eligible for investment by the Fund, including municipal securities.

	Repurchase Agreements. The Fund may enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period of time (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. In evaluating these potential risks, MMC, acting under the supervision of the Fund's Board of Directors, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements.


Investment Restrictions

The Fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 7 below are fundamental policies, and may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund, defined as the lesser of (a) 67% of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the Fund's outstanding shares. The remaining restrictions may be changed by the Fund's Board of Directors at any time.

The Fund may not:

1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder

3. Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds' investment objective and policies); or (d) investing in real estate investment trust securities.

8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

10. Invest in oil, gas or other mineral exploration or development programs.

11. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

	Certain restrictions listed above permit the Fund to engage in investment practices that the Fund does not currently pursue. The
Fund has no present intention of altering its current investment practices as otherwise described in the Prospectus and this Statement of Additional Information and any future change in those practices would require Board approval and appropriate notice to shareholders. If a percentage restriction is complied with at the time of investment, a later increase or decrease in the percentage of assets resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction. In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders it will revoke the commitment by terminating sales of its shares in the state involved.

Portfolio Transactions

	Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. The Fund paid no brokerage commissions for the 1995, 1996 and 1997 fiscal years.

	Allocation of transactions, including their frequency, to various dealers is determined by MMC in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to MMC may receive orders for portfolio transactions by the Fund. Information so received enables MMC to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful to MMC in serving both the Fund and other clients, and conversely, supplement information obtained by the placement of business of other clients may be useful to MMC in carrying out its obligations to the Fund.

	The Fund will not purchase municipal bonds during the existence of any underwriting or selling group relating thereto of which Smith Barney is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC"). Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but which are not subject to such limitation.

	While investment decisions for the Fund are made independently from those of the other accounts managed by MMC, investments of the type the Fund may make also may be made by such other accounts. When the Fund and one or more other accounts managed by MMC are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by MMC to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Portfolio Turnover

The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) generally is not expected to exceed 100%, but the portfolio turnover rate will not be a limiting factor whenever the Fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. For the fiscal years ending May 31, 1995, 1996 and 1997, the Fund's portfolio turnover rates were 21%, 22% and 27 %, respectively.

MUNICIPAL BONDS

General Information

	Municipal bonds generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance privately operated facilities are included within the term municipal bonds if the interest paid thereon qualifies as excludable from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer.

	The yields on municipal bonds are dependent upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal bond market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation offered and the rating of the issue.

	Municipal bonds also are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of the obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, municipal bonds may be materially affected.

	Interest on certain types of private activity bonds (generally small issues and obligations to finance certain exempt facilities which may be leased to or used by persons other than the issuer) will not be excluded from gross income for Federal income tax purposes when received by "substantial users" or persons related to "substantial users" as defined in the Internal Revenue Code of 1986, as amended (the "Code"). The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business as part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities which are substantial users of facilities financed by such bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless the person or his or her immediate family (spouse, brothers, sisters, ancestors and lineal descendants) owns directly or indirectly in the aggregate more than 50% in value of the equity of the substantial user, although special related persons rules apply when the substantial user is a partnership or Subchapter S corporation.


	Special Considerations Relating to Arizona Municipal Securities. Some of the significant financial considerations relating to the Fund's investments in Arizona municipal securities are summarized below. This summary information is derived principally from official statements and prospectuses relating to securities offerings of the State of Arizona and various local agencies in Arizona, available as of the date of this SAI and does not purport to be a complete description of any of the considerations mentioned herein. The accuracy and completeness of the information contained in such official statements and documents has not been independently verified and this summary is qualified by reference to the information from such documents.

	As of July 1996, Arizona's population stood at an estimated 4,297,775. Over the past five years, the population has grown at an average annual rate of nearly 2.9%. Arizona Department of Economic Security projections call for a 2.5% increase for 1997 with net migration levels declining from their currently high rate. Although 73% of the population growth is the result of net migration, the natural population growth rate of 0.9% still exceeds the national average of 0.6%.

	The State's principal economic sectors include services, manufacturing dominated by electrical, transportation and military equipment, government, trade, construction, finance, insurance and real estate, tourism and the military.

	The State's seasonally adjusted unemployment rate as of February 1997, stood at 5.0%, which is on par with the national rate of 5.0%. Total wage and salary employment has grown at a3.8% average annual rate from 1990 to 1995, with annual gains of 6.7% and 5.4% respectively for 1994 and 1995. Major expansions are presently underway by Microsoft, Charles Schwab, Intel, Microchip Technology and MCI. However, there are signs that the rate of employment growth has begun to slow. Total wage and salary employment is forecast to increase by more moderate rates of 3.3% in 1997 and 2.4% in 1998.
The services sector is projected to experience the highest rate of growth over the next two years, with increases of 5.5% and 4.8%. Manufacturing employment is expected to increase 2.9% and 0.9% over the same period while construction employment is expected to increase 0.2% in 1997 and decline 2.5% in 1998. This compares with construction employment increases of 21.6% in 1994 and 10.6% in 1995.

	Due to the international diversification of Arizona's economy and the development of expanded tourism opportunities the State's economy is becoming less seasonal in nature. Exports rose 45.2% from 1993 to 1995 to $9.7 billion. To further promote Arizona exports, the Arizona Department of Commerce opened a foreign trade office in London in October 1995. High-tech products account for about 75% of total exports. This provides better options for both employers and employees.

	Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. Arizona's top individual income tax rate of 6.9% is moderately high and there is no local income taxes levied by any city or county. The general sales tax rate matches the US median at 5.0%, although county and city taxes push combined rates as high as 7.20%. General governmental revenues totaled about $10.32 billion for June 30,1996, a 7.2% increase over 1995. The higher sales tax revenues are reflective of statewide economic growth, while the rise in motor vehicle and fuel taxes resulted from increases in vehicle registrations and vehicle usage.

	The general fund ended the June 30, 1996 fiscal year with a $628.2 million unreserved fund balance, which is about 8.5 % of general fund revenues. In addition, there is a $309.3 million reserved fund balance that includes $233.1 million for a "rainy day fund" established by the State Legislature in 1991. The fund is capped at 15% of general fund revenue and is funded by a formula comparing real net personal income growth to a seven year trend.

	Arizona's state constitution limits the amount of debt that may be contracted by the State to $350,000. However, certain other issuers have the power to issue obligations which affect the whole or large portions of the State. For example, the Transportation Board of the State of Arizona Department of Transportation may issue debt for highways which is paid from revenues generated from state gasoline taxes. Salt River Project Agricultural & Improvement District, an agricultural improvement district that operates the Salt River
Project (a Federal reclamation project and an electric system which generates, purchases, and distributes electric power to residential, commercial, industrial, and agricultural power users in a 2,900 square-mile service area around Phoenix), may issue debt payable from a number of sources.

	Arizona has no general obligation debt. Revenue bonds have been issued by the Arizona Depaartment of Transportation ("ADOT"), three state universities, the Arizona Power Authority and the University Medical Center. The total par value of outstanding revenue bonds is approximately $2.2 billion.

	Outstanding ADOT issues total approximately $1.5 billion and include highway revenue bonds secured by a pledge of motor vehicle related fuel fees of the state highway fund and by transportation excise taxes collected by the Arizona Department of Revenue on behalf of Maricopa County. Virtually all of the numerous ADOT issues are insured and carry underlying ratings by S&P ranging from "A-" on subordinate excise tax issues to "AA-" on senior lien issues.

	Arizona has issued certificates of participation ("COPs") currently outstanding in the amount of $429 million, to finance construction or improvements to office buildings, higher education facilities and prisons. The lease payments are subject to annual appropriation by the State Legislature. Nearly all of the outstanding COPs are insured and carry S&P's underlying ratings ranging from "A-" to "A+", depending on a particular project.

	Arizona's state constitution also restricts the debt of certain of the State's political subdivisions. No county, city, town, school district, or other municipal corporation of the State may for any purpose become indebted in any manner in an amount exceeding six percent of the taxable property in such county, city, town, school district, or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that
(a) under no circumstances may any county or school district of the State become indebted in an amount exceeding fifteen percent (or thirty percent in the case of a unified school district) of such taxable property and (b) any incorporated city or town of the State with such assent may be allowed to become indebted up to a twenty percent additional amount for supplying such city or town with (i) water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, (ii) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds and recreational facilities, or (iii) the construction, reconstruction, improvement or acquisition of streets, highways or bridges or interests in land for rights-of-way for streets, highways or bridges. Irrigation, power, electrical, agricultural improvement, drainage, flood control and tax levying public improvement districts are, however, exempt from such restrictions of the constitution.

	Annual property tax levies for the payment of general obligation bonded indebtedness of political subdivisions are unlimited as to rate or amount. Other obligations may be issued by such entities, sometimes without an election, which are payable from, among other sources, project revenues, special assessments and excise taxes.

	Arizona's local governmental entities are subject to certain other limitations on their ability to assess taxes and levies which could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for their operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than two percent. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.


PURCHASE OF SHARES

Volume Discounts

The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser,'' which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code and qualified employee benefit plans of employers who are "affiliated persons'' of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in
Section 501(c)(3) or (13) of the Code; and (f) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts should contact a Smith Barney Financial Consultant.

Combined Right of Accumulation

Reduced sales charges, in accordance with the schedule in the Prospectus, apply to any purchase of Class A shares if the aggregate investment in Class A shares of the Fund and in Class A shares of other Smith Barney Mutual Funds that are offered with a sales charge, including the purchase being made, of any purchaser is $25,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the right of accumulation, shareholders should contact a Smith Barney Financial Consultant.

Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B and Class C share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000), is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("CDSC''), however, is imposed on certain redemptions of Class B and Class C shares, and Class A shares when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in the Fund's financial statements, incorporated by reference in their entirety into this Statement of Additional Information.


REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange, Inc. ("NYSE'') is closed (other than for customary weekend and holiday closings), (b) when trading in markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

Distribution in Kind

If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan'') is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares that are subject to a CDSC.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments will reduce the shareholder's investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with First Data as agent for Withdrawal Plan members. All other investors should contact a Smith Barney Financial Consultant. A shareholder who purchases shares directly through First Data may continue to do so and applications for participation in the Withdrawal Plan must be received by First Data no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

DISTRIBUTOR

Smith Barney serves as the Fund's distributor on a best efforts basis pursuant to a written agreement (the "Distribution Agreement'') which was most recently approved by the Fund's Board of Directors on July 16, 1997. For the fiscal years ended May 31, 1995, 1996 and 1997, Smith Barney received, approximately $51,000, $62,000 and $32,000, respectively, in sales charges from the sale of the Fund's Class A shares, and did not reallow any portion thereof to dealers. For the fiscal years ended May 31, 1995, 1996 and 1997, Smith Barney, received approximately $29,000, $55,000 and $79,000, respectively, representing CDSC on redemptions of the Fund's Class B shares.

When payment is made by the investor before settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Smith Barney to invest in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the money market fund, and affiliates of Smith Barney that serve the funds in an investment advisory or administrative capacity will benefit from the fact they are receiving fees from both such investment companies for managing these assets, computed on the basis of their average daily net assets. The Fund's Board of Directors has been advised of the benefits to Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

For the fiscal year ended May 31, 1997, Smith Barney incurred distribution expenses totaling approximately $154,293, consisting of approximately $13,846 for advertising, $2,309 for printing and mailing of prospectuses, $88,214 for support services, $49,862 to Smith Barney Financial Consultants, and $62, for accruals for interest on the excess of Smith Barney expenses incurred in distribution of the Fund's shares over the sum of the distribution fees and CDSC received by Smith Barney from the Fund.

Distribution Arrangements

To compensate Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Fund has adopted a services and distribution plan (the "Plan'') pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. In addition, the Fund pays Smith Barney a distribution fee primarily intended to compensate Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B distribution fee is calculated at the annual rate of 0.50% of the value of the Fund's average net assets attributable to the shares of the Class. The Class C distribution fee is calculated at the annual rate of 0.55% of the value of the Fund's average net assets attributable to the shares of the Class.

	For the 1995, 1996 and 1997 fiscal years, Class A shares incurred $64,130, $65,532 and $59,503, respectively, in services fees. For the 1995, 1996 and 1997 fiscal years, the Class B shares incurred $131,259, $149,271 and $136,271, respectively, in service and distribution fees. For the period from November 14, 1994 through May 31, 1995, and for the fiscal years ended May 31, 1996 and 1997, Class C shares incurred $645, $3,655 and $4,702 in services fees and distribution fees, respectively.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the Directors and the Independent Directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, Smith Barney will provide the Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

VALUATION OF SHARES

Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

The valuation of the Fund's assets is made by MMC after consultation with an independent pricing service (the "Service'') approved by the Board of Directors. When, in the judgment of the Service, quoted bid prices for investments are readily available and representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the Service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio securities) are carried at fair value as determined by the Service. For the most part, such investments are liquid and may be readily sold. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the Service are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board of Directors, which may replace any such Service at any time if it determines it to be in the best interest of the Fund to do so.

EXCHANGE PRIVILEGE

Except as noted below, shareholders of certain Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same Class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

A. 	Class A shares of any fund acquired by a previous exchange of shares purchased with a sales charge may be exchanged for Class
A shares of any of the other funds.

B. 	Class B shares of any fund may be exchanged without a sales
charge. Class B shares of the Fund exchanged for Class B shares of another fund will be subject to the higher applicable
CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

C.	Class Y and Class A shareholders of the Fund who wish to
exchange all or a portion of 	their shares of the respective Class in
any of the Smith Barney Mutual Funds listed  in the 	"Exchange
Privilege" section of  the Fund's Prospectus may do so without the
imposition 	of any charge.

Dealers other than Smith Barney must notify First Data of the investor's prior ownership of Class A shares of Smith Barney High
Income Fund and the account number in order to accomplish an exchange of shares of Smith Barney High Income Fund under paragraph A above.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.


PERFORMANCE DATA

From time to time, the Fund may quote yield or total return of a Class in advertisements or in reports and other communications to shareholders. The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may be included in the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of any Class, it will also disclose such information for the other Classes.

Yield

A Class' 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

YIELD =2 [(a-b +1)6-1]
						 cd

Where:	 a = dividends and interest earned during the period.
		 b = expenses accrued for the period (net of
reimbursement).
		 c = the average daily number of shares outstanding
during the period that were 	  	       entitled to
receive dividends.
	 d = the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a'' in the formula) on debt obligations that were purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

The Fund's equivalent taxable 30-day yield for a Class of shares is computed by dividing that portion of the Class' 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Class' yield that is not tax-exempt.

The yields on municipal securities are dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue. Investors should recognize that in periods of declining interest rates the Fund's yield for each Class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the Fund's yield for each Class of shares will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

The Fund's yield for Class A, Class B and Class C shares for the 30-day period ended May 31, 1997 was 4.74%, 4.42% and 4.39%, respectively. The equivalent taxable yield for Class A, Class B and Class C shares for that same period was 8.65%, 8.07% and 8.01%, respectively, assuming the payment of Federal income taxes at a rate of 39.6% and Arizona taxes at a rate of 5.6%.

Average Annual Total Return

"Average annual total return'' figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P (1+T) n = ERV



	Where:	P = a hypothetical initial payment of $1,000.
		T = average annual total return.
		n = number of years.
	       ERV = Ending Redeemable Value of a hypothetical $1,000
investment made at the 			       beginning of a 1-, 5- or
10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all
				       dividends and distributions.

The average annual total return for Class A shares was as follows for the periods indicated:

	3.78% for the one-year period beginning June 1, 1996 through May
31, 1997.

	6.15% per annum during the five-year period beginning June 1, 1992 through May 31, 1997.

	7.05% per annum during the period from the Fund's commencement of operations on June 1, 1987 through May 31, 1997.

These Class A average annual total return figures assume that the maximum 4.00% sales charge has been deducted from the investment at the time of purchase. [Had the investment advisory, sub-investment advisory and/or administration fees not been partially waived (and assuming that the maximum 4.00% sales charge had not been deducted),] the Class A's average annual total return would have been 8.06%, 7.02% and 7.49%, respectively, for those same periods.


The average annual total return for Class B shares was as follows for the periods indicated:

	3.03% for the one-year period beginning June 1, 1996 through May
31, 1997.

	6.08% per annum for the period beginning November 6, 1992 through May 31, 1997.

These average annual total return figures assume that the maximum applicable CDSC has been deducted from the investment. [Had the investment advisory and sub-investment advisory and/or administration fees not been partially waived and the CDSC had not been deducted,] the average annual total return on the Fund's Class B shares would have been 7.53% and 6.26%, respectively, for those same periods.

The average annual total return for Class C shares was as follows for the periods indicated:

	6.49% for the one-year period beginning June 1, 1996 through May
31, 1997.

	9.21% per annum for the period beginning December 8, 1994 through May 31, 1997.

These average annual total return figures assume that the maximum applicable CDSC has been deducted from the investment. If the CDSC had not been deducted, the average annual total return on the Fund's Class C shares would have been 7.49% and 9.21%, respectively for those same periods.
Performance will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because the performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class' net investment income changes in response to fluctuation in interest rates and the expenses of the Fund.

TAXES

The following is a summary of selected Federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Fund.

As described above and in the Prospectus, the Fund is designed to provide investors with current income which is excluded from gross income for Federal income tax purposes and exempt from Arizona personal income taxes. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The Fund has qualified and intends to continue to qualify each year as a "regulated investment company'' under the Code. Provided that the Fund (a) qualifies as a regulated investment company and (b) distributes at least 90% of its taxable net investment income and net realized short-term capital gains, and 90% of its tax-exempt interest income (reduced by certain expenses), the Fund will not be liable for Federal and state income taxes to the extent its taxable net investment income and its net realized short-term and long-term capital gains, if any, are distributed to shareholders. Any such taxes paid by the Fund would reduce the amount of income and gains available for distribution to shareholders.

Because the Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for Federal income and Arizona personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if the share is held by the shareholder for six months or less, then, for Federal income tax purposes, any loss on the sale or exchange of such share, to the extent of the exempt-interest dividend, may be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income, a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any dividends paid by the Fund which represent income derived from private activity bonds held by the Fund may not retain its Federal tax-exempt status in the hands of a shareholder who is a "substantial user'' of a facility financed by such bonds, or a "related person'' thereof. Moreover, as noted in the Fund's Prospectus, some or all of the Fund's dividends and distributions may be a specific tax preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes Shareholders should consult their own tax advisors as to whether they are (a) "substantial users'' with respect to a facility or related to such users within the meaning of the Code and (b) subject to a Federal alternative minimum tax, the Federal "branch profits'' tax or the Federal "excess net passive income'' tax.

As described above and in the Prospectus, the Fund may invest in municipal bond index and interest rate futures contracts and options on these futures contracts. The Fund anticipates that these investment activities would not prevent the Fund from qualifying as a regulated investment company. As a general rule, these investment activities will increase or decrease the amount of long-term and short-term capital gains or losses realized by the Fund and, accordingly, would affect the amount of capital gains distributed to the Fund's shareholders.

For Federal income tax purposes, gain or loss on the futures contracts and options described above (collectively referred to as "section 1256 contracts'') is taxed pursuant to a special "mark-to-market'' system. Under the mark-to-market system, these instruments are treated as if sold at the Fund's fiscal year end for their fair market value. As a result, the Fund will be recognizing gains or losses before they are actually realized. As a general rule, gain or loss on section 1256 contracts generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and, accordingly, the mark-to-market system generally will affect the amount of capital gains or losses taxable to the Fund and the amount of distributions to a shareholder. Moreover, if the Fund invests in both section 1256 contracts and offsetting positions in those contracts, which together constitute a straddle, then the Fund may be required to defer certain realized losses. The Fund expects that its activities with respect to section 1256 contracts and offsetting positions in those contracts will not cause it to be treated as recognizing a materially greater amount of capital gains than actually realized and will permit it to use substantially all of the losses of the Fund for the fiscal years in which the losses actually occur.

While the Fund does not expect to realize a significant amount of net long-term capital gains, any such gains will be distributed annually as described in the Prospectus. Such distributions ("capital gain dividends''), if any, will be taxable to shareholders as long-term capital gains, regardless of how long they have held Fund shares, and will be designated as capital gain dividends in a written notice mailed to shareholders after the close of the Fund's taxable year, that will separately identify the portion of capital gains dividends eligible for the reduced maximum 20% capital gains tax rate (generally gains on assets other than section 1256 contracts held by the Fund for more than 18 months). If a shareholder receives a capital gain dividend with respect to any share and if such share has been held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six month rule described above relating to exempt-interest dividends) on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend.

If a shareholder incurs a sales charge when acquiring shares of the Fund, disposes of those shares within 90 days and acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (that is, exchange privilege), the original sales charge will not be taken into account when computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, will increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Each shareholder will receive after the close of the calendar year an annual statement as to the Federal income tax and Arizona personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. These statements also will designate the amount of exempt-interest dividends that is a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisors as to any other state and local taxes that may apply to these dividends and distributions. The dollar amounts of dividends excluded or exempt from Federal income taxation or Arizona personal income taxation and the dollar amount of dividends subject to Federal income taxation or Arizona personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund. In the event the Fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total net investment income earned for that year.

Investors considering buying shares of the Fund just prior to a record date for a capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming distribution payment, any such payment will be a taxable distribution payment.

If a shareholder fails to furnish the Fund with a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify to the Fund that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding,'' then the shareholder may be subject to a 31% "backup withholding'' tax with respect to (a) taxable dividends and distributions, if any, and (b) proceeds of any redemption of Fund shares. An individual's taxpayer identification number is his or her social security number. The "backup withholding'' tax is not an additional tax and may be credited against a shareholder's Federal income tax liability.

Income distributions, including interest income and gains realized by the Fund upon disposition of investments paid from a "qualified investment fund'' are exempt from the Arizona personal income tax to the extent attributable to Arizona Municipal Securities or to obligations that are free from state or local taxation under Arizona or Federal laws ("Tax-Exempt Obligations''). A "qualified investment fund'' is any investment or trust company, or series of such investment company or trust registered with the SEC, which for the calendar year in which a distribution is paid, has no investments other than interest-bearing obligations, obligations issued at a discount, financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or related bond indices and cash and cash items, including receivables, and which has, at the close of each quarter of the taxable year, at least 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto as authorized under the Code, cash and cash items, such as receivables, invested in Arizona Municipal Securities or in Tax-Exempt Obligations. Furthermore, gains resulting from the redemption or sale of shares of the Fund to the extent attributable to interest or gain from obligations issued by Arizona or its local government entities or obligations which are free from state or local taxes under Arizona or Federal law, are exempt from the Arizona personal income tax.

The Arizona personal income tax is not applicable to corporations. For all corporations subject to the Arizona Corporation Business Tax, dividends and distributions from a "qualified investment fund'' are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of Fund shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.


ADDITIONAL INFORMATION

The Fund was incorporated under the laws of the State of Maryland on May 4, 1987 and commenced operations on June 1, 1987 under the name Hutton Municipal Series Inc. On December 29, 1988, March 31, 1992, July 30, 1993 and October 14, 1994, the Fund changed its name to SLH Municipals Series Fund Inc., Shearson Lehman Brothers Arizona Municipals Fund Inc., Smith Barney Shearson Arizona Municipals Fund Inc. and Smith Barney Arizona Municipals Fund Inc., respectively.

PNC, located at Chestnut and 17th Streets, Philadelphia, Pennsylvania 19103, serves as the custodian of the Fund. Under the custody agreement, PNC holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

First Data, located at Exchange Place, Boston, Massachusetts
02109, serves as the Fund's transfer agent. Under the transfer agency agreement, First Data maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, First Data receives a monthly fee computed on the basis of assets of the Fund during the month and is reimbursed for out-of-pocket expenses.


FINANCIAL STATEMENTS

The Fund's Annual Report for the fiscal year ended May 31, 1997, accompanies this Statement of Additional Information and is incorporated herein by reference in its entirety.

APPENDIX

Description of S&P and Moody's ratings:

S&P Ratings for Municipal Bonds

S&P's Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, Federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.

AAA

Prime -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds -- Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA

High Grade -- The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A

Good Grade -- Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

General Obligation Bonds -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent.
Management performance appears adequate.

BBB

Medium Grade -- Of the investment grade ratings, this is the lowest.

General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A'' and "BBB'' ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

BB, B, CCC and CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C

The rating C is reserved for income bonds on which no interest is being paid.

D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

S&P Ratings for Municipal Notes

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds

Aaa

Bonds that are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Caa

Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca

Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short comings.

C

Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Ratings for Municipal Notes

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and for variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Loans bearing the designation MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 or VMIG 2 are of high quality, with ample margins of protection although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Liquidity and cash flow may be tight and market access for refinancing, in particular, is likely to be less well established.

Description of S&P A-1+ and A-1 Commercial Paper Rating

The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of AA- or higher), or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

Description of Moody's Prime-1 Commercial Paper Rating

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer;
(b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.




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